The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated June 18, 2015

to the Prospectus dated March 30, 2015, as supplemented to date

Upcoming Liquidation of the Daily Income Fund U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc.

It has been announced that the Board of Trustees of Daily Income Fund has determined that it is advisable to liquidate, dissolve and terminate the legal existence of the DIF U.S. Government Portfolio.

The liquidation is expected to occur on or about July 27, 2015 (the “Liquidation Date”).  Effective with the Liquidation Date, all reinvestment privileges with respect to certain shareholders of the DIF U.S. Government Portfolio – Institutional Service Class Shares and the Sentinel Funds will terminate.  These reinvestment privileges are described in the Sentinel Funds’ prospectus in the section entitled “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio- Institutional Service Class Shares.”

Investors in the DIF U.S. Government Portfolio – Institutional Service Class through an account with Sentinel Administrative Services, Inc. will retain their reinvestment privileges until the Liquidation Date.  On the Liquidation Date, the assets of the DIF U.S. Government Portfolio – Institutional Service Class will be liquidated, and all investors in the DIF U.S. Government Portfolio – Institutional Service Class who maintain an account through Sentinel Administrative Services, Inc. will have their shares redeemed at the net asset value.

Sentinel Funds – Reinvestment Privileges with Respect to Certain Shareholders of the

Federated Government Obligations Fund – Service Shares

As a result of the pending liquidation of the DIF U.S. Government Portfolio described above, the Board of Directors of Sentinel Group Funds, Inc. has approved reinvestment privileges with respect to certain shareholders of the Federated Government Obligations Fund – Service Shares and the Sentinel Funds.

These reinvestment privileges are described below, and are effective immediately:

Persons who wish to invest in the Federated Government Obligations Fund (“FGO Fund”), a money market fund distributed by Federated Securities Corporation, which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Investments.  Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the FGO Fund held in accounts maintained by Sentinel Investments in shares of Sentinel Funds (a "reinvestment"), as described below:

  Investors in the FGO Fund who obtained their shares by redeeming shares of the Daily Income Fund U.S. Government (“DIF”) portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments, where the DIF shares were obtained by using the proceeds of a redemption of Class A shares or Class C shares of a Sentinel Fund that were subject to front end sales charge or CDSC, as applicable, may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A or Class C shares of a Sentinel Fund, and such shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC, as applicable.
  Investors in the FGO Fund who obtained their shares by redeeming shares of the Daily Income Fund U.S. Government (“DIF”) portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments and who did not purchase their DIF shares using proceeds from a redemption of the Sentinel Funds may use the proceeds of a redemption of the FGO Fund to purchase shares of a Sentinel Fund; however such purchase will be treated as an initial purchase of the Sentinel Fund’s shares, and subject to all applicable sales charges.
  Investors in the FGO Fund who maintain their accounts through Sentinel Investments and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales or CDSC charge may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.
  Investors in Sentinel Funds may redeem Class A shares of such funds that are subject to a CDSC and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.
  Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege, although Sentinel Investments does receive a fee from the FGO Fund and/or Federated Securities Corporation for its services in connection with maintaining the accounts. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.

Initial investors in the FGO Fund who maintain their accounts through Sentinel Investments and who redeem shares of the FGO Fund and use the proceeds to purchase shares of a Sentinel Fund will be treated as initial purchasers of the Sentinel Fund's shares. The purchase of the Sentinel Fund's shares will be subject to all applicable sales charges.